Exhibit 99.2

The	Supplementary	September 30, 2012
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Adoption of New Accounting Pronouncement

Shareholders’ equity and book value per common share at December 31, 2011 and return on equity and operating return on equity for the third quarter and nine months ended September 30, 2011 have been adjusted to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $273 million as of December 31, 2010 and 2011 and each of the quarter-end balances within 2011. The effect of the adoption of the new guidance on net income for the third quarter and nine months ended September 30, 2012 and September 30, 2011 was not material.

(i)

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

SEPTEMBER 30, 2012

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Year-To-Date	6-10
Underwriting Results - Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	Sept. 30 2012		Dec. 31 2011
		% of Total		% of Total
Invested Assets (at carrying value)		(As Adjusted)
Short Term Investments	$2,284	5%	$1,893	4%
Fixed Maturities
Tax Exempt	20,157	46	20,211	47
Taxable	18,060	41	16,973	40
Equity Securities	1,613	4	1,512	4
Other Invested Assets	1,949	4	2,180	5

Total Invested Assets	$44,063	100%	$42,769	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,833		$2,422
Equity Securities	379		248

	3,212		2,670
Deferred Income Tax Liability	1,124		934

	$2,088		$1,736

Capitalization
Long Term Debt	$3,575		$3,575
Shareholders’ Equity	15,974		15,301

Total Capitalization	$19,549		$18,876

Debt as a Percentage of Total Capitalization	18.3%		18.9%

Actual Common Shares Outstanding	261.9		272.5

Book Value Per Common Share	$60.99		$56.15

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$53.96		$50.37

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third Quarter 2012	Nine Months 2012	From December 2005 to September 30, 2012
Cost of Shares Repurchased	$301	$907	$10,585

Average Cost Per Share	$73.80	$71.23	$53.78

Shares Repurchased	4,076,272	12,724,740	196,815,333

During the period from December 2005 through December 2010, under several share repurchase authorizations the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. The authorization has no expiration date. As of September 30, 2012, approximately $357 million remained under the share repurchase authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2012	Dec. 31 2011	Sept. 30 2012	Dec. 31 2011
	(in millions)
Short Term Investments	$560	$1,035	$560	$1,035
Taxable Fixed Maturities	1,416	955	1,456	983
Equity Securities	176	200	182	179
Other Invested Assets	28	27	28	27

TOTAL	$2,180	$2,217	$2,226	$2,224

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30 2012	Dec. 31 2011	Sept. 30 2012	Dec. 31 2011
	(in millions)
Short Term Investments	$1,724	$858	$1,724	$858
Fixed Maturities
Tax Exempt	18,548	18,786	20,157	20,211
Taxable	15,420	15,021	16,604	15,990
Equity Securities	1,058	1,064	1,431	1,333
Other Invested Assets	1,921	2,153	1,921	2,153

TOTAL	$38,671	$37,882	$41,837	$40,545

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2012	2011	2012	2011
	(in millions)
CORPORATE INVESTMENT INCOME	$7	$7	$18	$21

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$181	$190	$553	$575
Taxable Interest	108	119	334	352
Other	13	17	39	41
Investment Expenses	(5)	(5)	(18)	(19)

TOTAL	$297	$321	$908	$949

Effective Tax Rate	18.4%	18.9%	18.7%	19.0%

After-Tax Annualized Yield	3.08%	3.28%	3.14%	3.24%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30 2012	Dec. 31 2011	Sept. 30 2011
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,600	$13,958	$13,975
Rolling Year Statutory Net Premiums Written	$11,919	$11,778	$11,675
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.82:1	0.84:1	0.84:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

NINE MONTHS ENDED SEPTEMBER 30, 2012

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	9/30/12	12/31/11	Increase (Decrease)
			(in millions)
Personal Insurance
Automobile	$402	$404	$(2)	$(8)	$6
Homeowners	740	769	(29)	16	(45)
Other	912	902	10	31	(21)

Total Personal	2,054	2,075	(21)	39	(60)

Commercial Insurance
Multiple Peril	1,776	1,735	41	18	23
Casualty	6,423	6,274	149	115	34
Workers’ Compensation	2,557	2,392	165	128	37
Property and Marine	1,054	1,118	(64)	25	(89)

Total Commercial	11,810	11,519	291	286	5

Specialty Insurance
Professional Liability	7,207	7,180	27	61	(34)
Surety	83	75	8	6	2

Total Specialty	7,290	7,255	35	67	(32)

Total Insurance	21,154	20,849	305	392	(87)
Reinsurance Assumed	396	480	(84)	(61)	(23)

Total	$21,550	$21,329	$221	$331	$(110)

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$519	$517	$1,940	$1,872	$652	$597	$3,111	$2,986
Decrease (Increase) in Unearned Premiums	(20)	(17)	(66)	(47)	(12)	2	(98)	(62)

Net Premiums Earned	499	500	1,874	1,825	640	599	3,013	2,924

Net Losses Paid	306	299	936	1,050	342	334	1,584	1,683
Increase (Decrease) in Outstanding Losses	2	20	(31)	267	18	13	(11)	300

Net Losses Incurred	308	319	905	1,317	360	347	1,573	1,983

Expenses Incurred	158	160	655	637	253	228	1,066	1,025

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$33	$21	$314	$(129)	$27	$24	$374	$(84)

Ratios After Dividends to Policyholders:

Loss	61.7%	63.8%	48.3%	72.2%	56.3%	57.9%	52.2%	67.9%
Expense	30.5	31.0	33.8	34.0	38.8	38.2	34.3	34.3

Combined	92.2%	94.8%	82.1%	106.2%	95.1%	96.1%	86.5%	102.2%

Premiums Written as a % of Total	5.8%	5.9%	21.6%	21.3%	7.3%	6.8%	34.7%	34.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$840	$852	$1,248	$1,247	$789	$662	$1,092	$1,058	$3,969	$3,819
Decrease (Increase) in Unearned Premiums	9	(4)	(11)	(32)	(63)	(46)	(14)	(45)	(79)	(127)

Net Premiums Earned	849	848	1,237	1,215	726	616	1,078	1,013	3,890	3,692

Net Losses Paid	412	479	629	631	350	299	714	548	2,105	1,957
Increase (Decrease) in Outstanding Losses	38	118	154	78	164	117	(60)	311	296	624

Net Losses Incurred	450	597	783	709	514	416	654	859	2,401	2,581

Expenses Incurred	314	320	353	353	171	146	367	362	1,205	1,181

Dividends Incurred	—	—	—	—	21	20	—	—	21	20

Statutory Underwriting Income (Loss)	$85	$(69)	$101	$153	$20	$34	$57	$(208)	$263	$(90)

Ratios After Dividends to Policyholders:

Loss	53.0%	70.4%	63.3%	58.4%	72.9%	69.8%	60.7%	84.8%	62.1%	70.3%
Expense	37.4	37.6	28.3	28.3	22.3	22.7	33.6	34.2	30.5	31.1

Combined	90.4%	108.0%	91.6%	86.7%	95.2%	92.5%	94.3%	119.0%	92.6%	101.4%

Premiums Written as a % of Total	9.4%	9.7%	13.9%	14.2%	8.8%	7.5%	12.2%	12.0%	44.3%	43.4%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$1,660	$1,740	$220	$244	$1,880	$1,984
Decrease (Increase) in Unearned Premiums	107	95	18	(2)	125	93

Net Premiums Earned	1,767	1,835	238	242	2,005	2,077

Net Losses Paid	1,169	1,202	17	25	1,186	1,227
Increase (Decrease) in Outstanding Losses	28	(115)	8	11	36	(104)

Net Losses Incurred	1,197	1,087	25	36	1,222	1,123

Expenses Incurred	498	499	89	84	587	583

Dividends Incurred	—	—	2	3	2	3

Statutory Underwriting Income (Loss)	$72	$249	$122	$119	$194	$368

Ratios After Dividends to Policyholders:

Loss	67.7%	59.2%	10.6%	15.0%	61.0%	54.2%
Expense	30.0	28.7	40.8	34.9	31.3	29.4

Combined	97.7%	87.9%	51.4%	49.9%	92.3%	83.6%

Premiums Written as a % of Total	18.5%	19.8%	2.5%	2.8%	21.0%	22.6%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$8,960	$8,789	$2	$4	$8,962	$8,793
Decrease (Increase) in Unearned Premiums	(52)	(96)	1	2	(51)	(94)

Net Premiums Earned	8,908	8,693	3	6	8,911	8,699

Net Losses Paid	4,875	4,867	52	71	4,927	4,938
Increase (Decrease) in Outstanding Losses	321	820	(84)	(92)	237	728

Net Losses Incurred	5,196	5,687	(32)	(21)	5,164	5,666

Expenses Incurred	2,858	2,789	1	1	2,859	2,790

Dividends Incurred	23	23	—	—	23	23

Statutory Underwriting Income (Loss)	$831	$194	$34	$26	865	220

Increase in Deferred Acquisition Costs					15	70

GAAP Underwriting Income					$880	$290

Ratios After Dividends to Policyholders:

Loss	58.5%	65.6%	* %	* %	58.1%	65.3%
Expense	32.0	31.8	*	*	32.0	31.8

Combined	90.5%	97.4%	* %	* %	90.1%	97.1%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$6,670	$6,426	$2,292	$2,367	$8,962	$8,793
Decrease (Increase) in Unearned Premiums	(64)	(57)	13	(37)	(51)	(94)

Net Premiums Earned	6,606	6,369	2,305	2,330	8,911	8,699

Net Losses Paid	3,844	3,806	1,083	1,132	4,927	4,938
Increase (Decrease) in Outstanding Losses	20	530	217	198	237	728

Net Losses Incurred	3,864	4,336	1,300	1,330	5,164	5,666

Expenses Incurred	2,002	1,909	857	881	2,859	2,790

Dividends Incurred	23	23	—	—	23	23

Statutory Underwriting Income (Loss)	$717	$101	$148	$119	865	220

Increase in Deferred Acquisition Costs					15	70

GAAP Underwriting Income					$880	$290

Ratios After Dividends to Policyholders:

Loss	58.7%	68.3%	56.4%	57.1%	58.1%	65.3%
Expense	30.1	29.8	37.4	37.2	32.0	31.8

Combined	88.8%	98.1%	93.8%	94.3%	90.1%	97.1%

Premiums Written as a % of Total	74.4%	73.1%	25.6%	26.9%	100.0%	100.0%

Property and casualty underwriting results for 2011 reflect a reclassification of certain business that was previously considered outside the United States business and is now considered United States business. This reclassification had no impact on worldwide total amounts.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$170	$174	$679	$658	$213	$197	$1,062	$1,029
Decrease (Increase) in Unearned Premiums	(4)	(4)	(50)	(43)	1	5	(53)	(42)

Net Premiums Earned	166	170	629	615	214	202	1,009	987

Net Losses Paid	99	106	328	388	102	101	529	595
Increase (Decrease) in Outstanding Losses	2	10	(57)	182	16	13	(39)	205

Net Losses Incurred	101	116	271	570	118	114	490	800

Expenses Incurred	53	54	225	220	86	81	364	355

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$12	$—	$133	$(175)	$10	$7	$155	$(168)

Ratios After Dividends to Policyholders:

Loss	60.8%	68.3%	43.1%	92.7%	55.1%	56.5%	48.5%	81.1%
Expense	31.2	31.0	33.1	33.4	40.4	41.1	34.3	34.5

Combined	92.0%	99.3%	76.2%	126.1%	95.5%	97.6%	82.8%	115.6%

Premiums Written as a % of Total	5.8%	6.0%	23.3%	22.9%	7.3%	6.8%	36.4%	35.7%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$287	$290	$378	$392	$242	$199	$304	$302	$1,211	$1,183
Decrease (Increase) in Unearned Premiums	(4)	(9)	32	18	7	14	53	43	88	66

Net Premiums Earned	283	281	410	410	249	213	357	345	1,299	1,249

Net Losses Paid	138	173	217	198	114	92	244	219	713	682
Increase (Decrease) in Outstanding Losses	(23)	(6)	25	61	58	52	(63)	63	(3)	170

Net Losses Incurred	115	167	242	259	172	144	181	282	710	852

Expenses Incurred	105	105	114	115	56	48	113	115	388	383

Dividends Incurred	—	—	—	—	7	6	—	—	7	6

Statutory Underwriting Income (Loss)	$63	$9	$54	$36	$14	$15	$63	$(52)	$194	$8

Ratios After Dividends to Policyholders:

Loss	40.6%	59.4%	59.0%	63.2%	71.1%	69.5%	50.7%	81.7%	55.0%	68.6%
Expense	36.6	36.2	30.2	29.3	23.8	24.9	37.2	38.1	32.2	32.5

Combined	77.2%	95.6%	89.2%	92.5%	94.9%	94.4%	87.9%	119.8%	87.2%	101.1%

Premiums Written as a % of Total	9.9%	10.1%	13.0%	13.6%	8.3%	6.9%	10.4%	10.5%	41.6%	41.1%

THE CHUBB CORPORATION – WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$567	$594	$73	$71	$640	$665
Decrease (Increase) in Unearned Premiums	21	21	8	7	29	28

Net Premiums Earned	588	615	81	78	669	693

Net Losses Paid	373	420	6	10	379	430
Increase (Decrease) in Outstanding Losses	26	(22)	7	3	33	(19)

Net Losses Incurred	399	398	13	13	412	411

Expenses Incurred	165	165	29	27	194	192

Dividends Incurred	—	—	—	1	—	1

Statutory Underwriting Income (Loss)	$24	$52	$39	$37	$63	$89

Ratios After Dividends to Policyholders:

Loss	67.9%	64.7%	16.1%	16.9%	61.6%	59.4%
Expense	29.1	27.8	39.7	38.6	30.3	28.9

Combined	97.0%	92.5%	55.8%	55.5%	91.9%	88.3%

Premiums Written as a % of Total	19.5%	20.6%	2.5%	2.5%	22.0%	23.1%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,913	$2,877	$—	$2	$2,913	$2,879
Decrease (Increase) in Unearned Premiums	64	52	—	1	64	53

Net Premiums Earned	2,977	2,929	—	3	2,977	2,932

Net Losses Paid	1,621	1,707	18	21	1,639	1,728
Increase (Decrease) in Outstanding Losses	(9)	356	(33)	(30)	(42)	326

Net Losses Incurred	1,612	2,063	(15)	(9)	1,597	2,054

Expenses Incurred	946	930	—	1	946	931

Dividends Incurred	7	7	—	—	7	7

Statutory Underwriting Income (Loss)	$412	$(71)	$15	$11	427	(60)

Increase (Decrease) in Deferred Acquisition Costs					(9)	13

GAAP Underwriting Income					$418	$(47)

Ratios After Dividends to Policyholders:

Loss	54.3%	70.6%	* %	* %	53.8%	70.2%
Expense	32.5	32.4	*	*	32.5	32.4

Combined	86.8%	103.0%	* %	* %	86.3%	102.6%

Premiums Written as a % of Total	100.0%	99.9%	0.0%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2012 AND 2011

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,222	$2,142	$691	$737	$2,913	$2,879
Decrease (Increase) in Unearned Premiums	(6)	(16)	70	69	64	53

Net Premiums Earned	2,216	2,126	761	806	2,977	2,932

Net Losses Paid	1,291	1,367	348	361	1,639	1,728
Increase (Decrease) in Outstanding Losses	(127)	280	85	46	(42)	326

Net Losses Incurred	1,164	1,647	433	407	1,597	2,054

Expenses Incurred	668	634	278	297	946	931

Dividends Incurred	7	7	—	—	7	7

Statutory Underwriting Income (Loss)	$377	$(162)	$50	$102	427	(60)

Increase (Decrease) in Deferred Acquisition Costs					(9)	13

GAAP Underwriting Income					$418	$(47)

Ratios After Dividends to Policyholders:

Loss	52.7%	77.7%	56.9%	50.5%	53.8%	70.2%
Expense	30.2	29.7	40.2	40.3	32.5	32.4

Combined	82.9%	107.4%	97.1%	90.8%	86.3%	102.6%

Premiums Written as a % of Total	76.3%	74.4%	23.7%	25.6%	100.0%	100.0%

Property and casualty underwriting results for 2011 reflect a reclassification of certain business that was previously considered outside the United States business and is now considered United States business. This reclassification had no impact on worldwide total amounts.

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended September 30
	Third Quarter		Nine Months
	2012	2011	2012	2011
	(dollars in millions)
	(As Adjusted)			(As Adjusted)
Annualized Net Income	$2,132	$1,192	$1,924	$ 1,635
Average Shareholders’ Equity	$15,768	$15,442	$15,582	$15,362

Return on Equity	13.5%	7.7%	12.3%	10.6%

Annualized Operating Income	$2,132	$1,008	$1,835	$ 1,375
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$13,794	$14,023	$13,713	$14,106

Operating Return on Equity	15.5%	7.2%	13.4%	9.7%